EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Atrium Companies, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jeff Hull, Chief Executive Officer of the Company, and Eric W. Long, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004
	By:	/s/ Jeff L Hull

Jeff L. Hull
Chairman, President and Chief Executive
Officer (principal executive officer)

	By:	/s/ Eric W. Long

Eric W. Long
Executive Vice President and Chief Financial Officer
(principal financial and accounting officer)